EXHIBIT 4.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            --------------------
                                                            CUSIP NO. 4624M 10 S
                                                            --------------------

Number                                                            Shares
------                                                            ------

                          IR BIOSCIENCES HOLDINGS, INC.

                   AUTHORIZED COMMON STOCK; 100,000,000 SHARES
                                PAR VALUE: $0.001

THIS CERTIFIES THAT ____________________________    Countersigned & Registered:
                                                            Stalt, Inc.
                                                    848 Tanager Street, Suite N
                                                     Incline Village, NV 89451
                                                          (775) 831-3335

                                                  By:___________________________
                                                         Authorized Signature

IS THE RECORD HOLDER OF ________________________

              Shares of IR BIOSCIENCES HOLDINGS, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                          IR BIOSCIENCES HOLDINGS, INC.
                                    CORPORATE
DATED:                                SEAL
                                    DELAWARE
-------------------------                            ---------------------------
                Secretary                                              President

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common               UNIF GIFT MIN ACT - ......Custodian..........
TEN ENT - as tenants by the entireties                           (Cust)         (Minor)
JT TEN - as joint tenants with right of                       under Uniform Gifts to Minor
         survivorship and not as tenants                      Act.........................
         in common                                                       (State)

     Additional abbreviations may also be used though no in the above list.

              FOR VALUE RECEIVED, ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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Shares of the capital stock represented by the within certificate, and do hereby irrevocably  constitute  and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of  substitution  in the premises.

Dated
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                                      X
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         SIGNATURE GUARANTEE           NOTICE:   THE   SIGNATURE  TO  THIS
(BY BANK, BROKER, CORPORATE OFFICER)   AGREMENT MUST CORRESPOND WITH THE
                                       NAME AS  WRITTEN  UPON  THE FACE OF
                                       THE    CERTIFICATE,     IN    EVERY
                                       PARTICULAR,  WITHOUT  ALTERATION OF
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE.